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                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-2




Section 7.3 Indenture                       Distribution Date:        8/16/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       666,666.67
            Class B Note Interest Requirement                        64,443.41
            Class C Note Interest Requirement                       108,572.59
                      Total                                         839,682.67

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.33333
            Class B Note Interest Requirement                          1.54667
            Class C Note Interest Requirement                          2.02667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         500,000,000
            Class B Note Principal Balance                          41,666,000
            Class C Note Principal Balance                          53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)    Required Owner Trust Spread Account Amount                 5,952,380.00



                                                 By:
                                                             -------------------

                                                 Name:       Patricia M. Garvey
                                                 Title:      Vice President